UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
November 21, 2008
TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)
1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)
(713) 584-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     We are filing the consolidated balance sheet of Targa Resources GP LLC as of September 30, 2008, which is included as Exhibit 99.1 to this Current Report on Form 8-K. Targa Resources GP LLC is the general partner of Targa Resources Partners LP.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
Exhibit 99.1	Consolidated Balance Sheet of Targa Resources GP LLC as of September 30, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGA RESOURCES PARTNERS LP

	By:	Targa Resources GP LLC, its general partner

Dated: November 21, 2008	By:	/s/ John Robert Sparger John Robert Sparger Senior Vice President and Chief Accounting Officer (Authorized signatory and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Consolidated Balance Sheet of Targa Resources GP LLC as of September 30, 2008